UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 21, 2012

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 21, 2012, Hyperdynamics Corporation’s wholly-owned subsidiary, SCS Corporation, filed suit against AGR Well Management Limited following unsuccessful negotiations to address cost overruns associated with the Sabu-1 well drilled off the coast of the Republic of Guinea.  The Sabu-1 well was spud in October of 2011 and was completed earlier this year.  The suit was filed in London, England in the High Court of Justice, Queen’s Bench Division, Technology and Construction Court.   A copy of the Particulars of Claim in the suit is attached as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Particulars of Claim, dated June 21, 2012, SCS Corporation, Claimant, and AGR Well Management Limited, Defendant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	June 21, 2012	By:	/s/ RAY LEONARD
		Name:	Ray Leonard
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Particulars of Claim, dated June 21, 2012, SCS Corporation, Claimant and AGR Well Management Limited, Defendant